File Nos. 33-46503
                                                                     811-6606

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 8                                   [ X ]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 8                                                  [ X ]




                      (Check appropriate box or boxes.)

              Dreyfus BASIC U.S. Government Money Market Fund
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on July 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its benificial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended February 28, 1997 was filed on or about April 28, 1997.


               Dreyfus BASIC U.S. Government Money Market Fund
                Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                    Cover

  2           Synopsis                                      3

  3           Condensed Financial Information               4

  4           General Description of Registrant             5

  5           Management of the Fund                        7

  5(a)        Management's Discussion of Fund's Performance *

  6           Capital Stock and Other Securities            15

  7           Purchase of Securities Being Offered          8

  8           Redemption or Repurchase                      11

  9           Pending Legal Proceedings                     *


Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History                *

  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-7

  15          Control Persons and Principal                B-11
              Holders of Securities

  16          Investment Advisory and Other                B-12
              Services
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

               Dreyfus BASIC U.S. Government Money Market Fund
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____


  17          Brokerage Allocation                         B-21

  18          Capital Stock and Other Securities           B-19

  19          Purchase, Redemption and Pricing             B-14, B-16,
              of Securities Being Offered                  B-20

  20          Tax Status                                   *

  21          Underwriters                                 B-16

  22          Calculations of Performance Data             B-22

  23          Financial Statements                         B-34



Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-3
              Common Control with Registrant

  26          Number of Holders of Securities              C-3

  27          Indemnification                              C-3, C-4

  28          Business and Other Connections of            C-4
              Investment Adviser

  29          Principal Underwriters                       C-11

  30          Location of Accounts and Records             C-14

  31          Management Services                          C-14

  32          Undertakings                                 C-14

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


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COMBINED PROSPECTUS                                               JULY 1, 1997

                    DREYFUS BASIC MONEY MARKET FUND, INC.
              DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
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        DREYFUS BASIC MONEY MARKET FUND, INC. AND DREYFUS BASIC U.S.
GOVERNMENT MONEY MARKET FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE EACH OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANIES KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE AND IS DESIGNED TO BENEFIT INVESTORS WHO DO NOT ENGAGE IN FREQUENT TRANSACTIONS IN FUND SHARES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS
TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES EACH FUND'S PORTFOLIO. AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
DREYFUS BASIC MONEY MARKET FUND, INC. (THE "MONEY FUND") INVESTS IN SHORT-TERM MONEY MARKET OBLIGATIONS INCLUDING U.S. GOVERNMENT SECURITIES, CERTIFICATES OF DEPOSIT AND OTHER DOMESTIC AND FOREIGN BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL PAPER, AND OTHER SHORT-TERM CORPORATE OBLIGATIONS, AS MORE FULLY DESCRIBED HEREIN.
DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND (THE "GOVERNMENT MONEY FUND") INVESTS IN U.S. GOVERNMENT SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT OF U.S. GOVERNMENT SECURITIES.
        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR YOUR CONVENIENCE TO PROVIDE YOU THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE DOCUMENT.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS

FEE TABLE.........................................                    3
CONDENSED FINANCIAL INFORMATION...................                    4
YIELD INFORMATION.................................                    5
DESCRIPTION OF THE FUNDS..........................                    5
MANAGEMENT OF THE FUNDS...........................                    7
HOW TO BUY SHARES.................................                    8
SHAREHOLDER SERVICES..............................                   10
HOW TO REDEEM SHARES..............................                   11
SHAREHOLDER SERVICES PLAN.........................                   13
DIVIDENDS, DISTRIBUTIONS AND TAXES................                   14
GENERAL INFORMATION...............................                   15
APPENDIX..........................................                   17

FEE TABLE
                                                                                                           GOVERNMENT
                                                                                                  MONEY       MONEY
      SHAREHOLDER TRANSACTION EXPENSES                                                            FUND        FUND
                                                                                                ________   ___________
        Exchange Fee.............................................................                 $5.00      $5.00
        Account Closeout Fee.....................................................                 $5.00      $5.00
      ANNUAL FUND OPERATING EXPENSES
      (as a percentage of average daily net assets)
        Management Fees (after expense reimbursement)............................                 .27%        .30%
        Other Expenses...........................................................                 .18%        .15%
        Total Fund Operating Expenses (after expense reimbursement)..............                 .45%        .45%

      EXAMPLE (applicable to each Fund)                        1 YEAR    3 YEARS          5 YEARS        10 YEARS
        You would pay the following expenses
        on a $1,000 investment, assuming (1) 5%
        annual return and (2) redemption at the
        end of each time period..............                 $10            $19            $30            $62

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Fund and investors, the payment of which will reduce investors' annual return. The Dreyfus Corporation has agreed, with respect to each Fund, until such time as it gives investors at least 90 days' notice to the contrary, that if in any fiscal year of the Fund certain Fund expenses, including the management fee, exceed .45 of 1% of the value of the Fund's average net assets for the fiscal year, such Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense. No modification or termination of this agreement currently is contemplated by The Dreyfus Corporation. The Management Fees noted above, without reimbursement, would be .50% for each Fund, and Total Fund Operating Expenses would be .68% for the MONEY FUND, and .65% for the GOVERNMENT MONEY FUND. In addition, unlike certain other funds in The Dreyfus Family of Funds, each Fund will charge your account $2.00 for each redemption check you write, and you also will be charged $5.00 for each exchange made out of the Fund and for each redemption you make by wire or pursuant to the Dreyfus TELETRANSFER Privilege, or if you otherwise closeout your account. However, these charges will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Such charges, when paid, are paid to the Fund's transfer agent and will reduce the transfer agency charges otherwise payable by each Fund. See "Shareholder Services" and "How to Redeem Shares." In addition, certain securities dealers, banks or other financial institutions may charge their clients direct fees for effecting transactions in shares; such fees are not reflected in the foregoing table. See "Management of the Funds" and "Shareholder Services Plan."

                       CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors, whose reports thereon appear in the Statement of Additional Information. Further financial data and related notes as to each Fund are included in the Statement of Additional
Information, available upon request.
                             FINANCIAL HIGHLIGHTS

MONEY FUND _ Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                      FISCAL YEAR ENDED FEBRUARY 28/29,
                                                            ____________________________________________________
PER SHARE DATA:                                              1993(1)    1994       1995       1996       1997
                                                             ______     ______     ______     ______     ______
    Net asset value, beginning of year..........            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                             ______     ______     ______     ______     ______
    INVESTMENT OPERATIONS:
    Investment income_net .....................               .032        .033      .046       .058       .051
                                                             ______     ______     ______     ______     ______
    DISTRIBUTIONS:
    Dividends from investment income-net........             (.032)     (.033)     (.046)     (.058)     (.051)
                                                             ______     ______     ______     ______     ______
    Net asset value, end of year................            $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                             ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN.........................           3.80%(2)      3.40%      4.73%      5.97%      5.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ....               ._         .10%       .18%       .31%       .45%
    Ratio of net investment income to average net assets   3.66%(2)      3.33%      4.70%      5.82%      5.08%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation...            .71%(2)       .55%       .46%       .31%       .23%
    Net Assets, end of year (000's omitted).....          $734,349 $1,217,032 $1,623,242 $2,098,292 $1,793,992
(1)From April 24, 1992 (commencement of operations) to February 28, 1993.
(2)Annualized.


GOVERNMENT MONEY FUND _ Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                       FISCAL YEAR ENDED FEBRUARY 28/29,
                                                            ____________________________________________________
PER SHARE DATA:                                              1993(1)   1994        1995       1996       1997
                                                             ______    ______      ______     ______     ______
    Net asset value, beginning of year..........            $ 1.00    $ 1.00      $ 1.00     $ 1.00     $ 1.00
                                                             ______    ______      ______     ______     ______
    INVESTMENT OPERATIONS:
    Investment income_net .....................               .031      .032        .046       .058       .051
                                                             ______    ______      ______     ______     ______
    DISTRIBUTIONS:
    Dividends from investment income-net........             (.031)    (.032)      (.046)     (.058)     (.051)
                                                             ______    ______      ______     ______     ______
    Net asset value, end of year................            $ 1.00    $ 1.00      $ 1.00     $ 1.00     $ 1.00
                                                             ======    ======      ======     ======     ======
TOTAL INVESTMENT RETURN.........................           3.69%(2)     3.30%       4.67%      5.94%      5.20%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ....               ._        .02%        .17%       .31%       .45%
    Ratio of net investment income to average net assets   3.58%(2)     3.24%       5.05%      5.79%      5.09%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation...            .75%(2)      .64%        .44%       .36%       .20%
    Net Assets, end of year (000's omitted).....          $116,696  $265,691  $1,041,722 $1,366,056 $1,459,949
(1) From April 24, 1992 (commencement of operations) to February 28, 1993.
(2) Annualized.

                              YIELD INFORMATION
        From time to time, each Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that each Fund's yield will fluctuate substantially. A Fund's yield refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        Yield information is useful in reviewing a Fund's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.
        Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Florida 33408, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.
                          DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVE
        Each Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues this objective in the manner described below. Securities in which each Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by each Fund's Board to present minimal credit risks and, with respect to the MONEY FUND only, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization), or, if unrated, are of comparable quality as determined in accordance with procedures established by the MONEY FUND'S Board. Moreover, the MONEY FUND will purchase only securities so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with such procedures. The nationally recognized statistical rating organizations currently rating instruments of the type the MONEY FUND may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P, IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. This discussion con-
                                    Page 5

cerning investment ratings and rating organizations does not apply to the GOVERNMENT MONEY FUND because it invests exclusively in U.S. Government securities and repurchase agreements in respect thereof. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

MONEY FUND _ The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high grade domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix _ Certain Portfolio Securities." In addition, the Fund is permitted to lend portfolio securities and enter into reverse repurchase agreements. See "Appendix _ Investment Techniques." During normal market conditions, at least 25% of the Fund's assets will be invested in bank obligations. See "Investment Considerations and Risks" below.


GOVERNMENT MONEY FUND _ The Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements in respect of such securities. See "Appendix _ Certain Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL _ Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of the Fund's shares. Because charges may apply to redemptions and exchanges of Fund shares in accounts with a balance of less than $50,000, neither Fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions.

        Each Fund will attempt to increase yield by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a Fund since neither Fund usually pays brokerage commissions when it purchases portfolio securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
        Dividends and distributions attributable to interest from direct obligations of the United States and paid by the GOVERNMENT MONEY FUND to individuals currently are not subject to personal income tax in most states. Dividends and distributions attributable to interest from other securities in which the GOVERNMENT MONEY FUND may invest, such as repurchase agreements, however, may be subject to state tax. See "Dividends, Distributions and Taxes."

FOREIGN SECURITIES (MONEY FUND ONLY) _ Since the Fund's portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible political and economic developments, imposition of
                                    Page 6

foreign withholding taxes on interest income payable on the securities, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.


BANK SECURITIES (MONEY FUND ONLY) _ To the extent the Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of the investment return on the Fund's shares could be affected by economic or regulatory developments in or related to the banking industry, and the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality pursuant to procedures established by its Board.

SIMULTANEOUS INVESTMENTS _ Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.
                           MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the affairs of each Fund under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with applicable law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $259 billion in assets as of March 31, 1997, including approximately $88 billion in proprietary mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.061 trillion in assets, including approximately $58 billion in mutual fund assets.


        Under the terms of its respective Management Agreement, each Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended February 28, 1997, the MONEY FUND and GOVERNMENT MONEY FUND paid The Dreyfus Corporation a monthly management fee at the effective annual rate of .27 of 1% and .30 of 1%, respectively, of the value of such Fund's average daily net assets, pursuant to separate agreements by The Dreyfus Corporation then in effect. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's expense ratio and increasing yield to investors. Neither Fund will pay The Dreyfus Corporation at
                                    Page 7

a later time for any amounts it may waive, nor will either Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        The Dreyfus Corporation has agreed, with respect to each Fund, until such time as The Dreyfus Corporation gives shareholders at least 90 days' notice to the contrary, that if in any fiscal year of the Fund its aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed .45 of 1% of the value of its average daily net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under its Management Agreement, or The Dreyfus Corporation will bear, such excess expense.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for each Fund. See "Portfolio Transactions" in the Statement of Additional
Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.

DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Transfer and Dividend Disbursing Agent (the "Transfer Agent") for each Fund. The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire and Dreyfus TELETRANSFER redemption fee, and the $2.00 checkwriting charge, described below. A sufficient number of shares will be redeemed automatically from an investor's account to pay these amounts. These payments will reduce the transfer agency fee otherwise payable by each Fund. By purchasing shares of a Fund, you are deemed to have consented to this procedure. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Custodian for each Fund.

                             HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.


        The minimum initial investment in each Fund is $25,000. Subsequent investments must be at least $1,000. The initial investment must be accompanied by the Account Application.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE RELEVANT FUND AND
                                    Page 8

WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Fund's DDA# as shown below, for purchase of Fund shares in your name: DDA #8900204419/Dreyfus BASIC Money Market Fund, Inc., or DDA #8900204427/Dreyfus BASIC U.S. Government Money Market Fund. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid additional fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Each Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

        Shares of each Fund also may be purchased through IRA accounts and other kinds of retirement accounts, such as Keogh Plans and SEP-IRA's, provided the opening balance is at least $5,000. Subsequent investments in such retirement accounts must be at least $1,000. For details, please contact Dreyfus Service Corporation by calling toll free 1-800-358-5566.

        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Shares of each Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent or entity subject to the direction of such agents. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange or Transfer Agent, as to the MONEY FUND, or the New York Stock Exchange, as to the Government Money Fund, is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $1,000, maximum $150,000 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time. No fee is contemplated for purchases of Fund shares pursuant to this Privilege.
                                    Page 9

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                             SHAREHOLDER SERVICES

FUND EXCHANGES _ You may purchase, in exchange for shares of your Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. You will be charged a $5.00 fee for each exchange you make out of your Fund. This fee will be deducted from your account and paid to the Transfer Agent; however, each Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before an exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares of the fund purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. Each Fund reserves the right to reject any exchange request in whole or in part and will reject any request to exchange out of one of the Funds in excess of four during any calendar year. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes." DREYFUS DIVIDEND SWEEP PRIVILEGE _ Dreyfus Dividend Sweep Privilege enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you
                                    Page 10

may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. For more information concerning this Privilege or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel your participation in this Privilege by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of this Privilege is effective three business days following receipt. This Privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, your Fund will redeem the shares at the next determined net asset value.

        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire or Dreyfus TELETRANSFER redemptions which close out an account, for each of which a $5.00 fee may apply; however, each Fund will waive the account closeout fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR BY THE DREYFUS TELETRANSFER PRIVILEGE AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK OR DREYFUS TELETRANSFER PURCHASE ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS TELETRANSFER PURCHASE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $10,000 or less and remains so during the notice period. The $5.00 account closeout fee would be charged in such case.
                                    Page 11

PROCEDURES

        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Check Redemption Privilege, the Wire Redemption Privilege, or the Dreyfus TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption privilege at any time. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem Fund shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE RELEVANT FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more.
                                    Page 12

Redemption Checks should not be used to close your account. Your account will be charged $2.00 for each Redemption Check you write; however, each Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. The Transfer Agent also will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. Such a fee is not subject to waiver based on account balance or other factors. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.


WIRE REDEMPTION PRIVILEGE _ You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member.You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, each Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE _ You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $1,000 per day) be transferred between your Fund account and your bank account . Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You will be charged a $5.00 fee for each Dreyfus TELETRANSFER redemption, which will be deducted from your account and paid to the Transfer Agent; however, each Fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                         SHAREHOLDER SERVICES PLAN
Each Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                                    Page 13

                     DIVIDENDS, DISTRIBUTIONS AND TAXES
        Ordinarily, dividends are declared from net investment income on each day the New York Stock Exchange and Transfer Agent, as to the MONEY FUND, or the New York Stock Exchange, as to the GOVERNMENT MONEY FUND, is open for business. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends for each Fund usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but either Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of a Fund, if any, will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes regardless of how long you have held your Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gains of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to certain state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Fund to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which each Fund may invest may be subject to state tax. The GOVERNMENT MONEY FUND intends to provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by such Fund that is attributable to interest income from direct obligations of the United States.
                                    Page 14

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify a Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

        Management of each Fund believes that such Fund has qualified for the fiscal year ended February 28, 1997 as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. Such qualification relieves a Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                            GENERAL INFORMATION

MONEY FUND _ The Fund was incorporated under Maryland law on March 17, 1992, and commenced operations on April 24, 1992. The Fund is authorized to issue 3 billion shares of Common Stock, par value $.001 per share. Each share has one vote.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


GOVERNMENT MONEY FUND _ The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and commenced operations on April 24, 1992. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote.


        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to cir-
                                    Page 15

cumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Funds" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

BOTH FUNDS _ Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. The respective Boards of the Funds have considered this factor in approving the use of this single combined Prospectus.
        The Transfer Agent maintains a record of your ownership and will send confirmations and statements of account. Each Fund sends an annual and semi-annual financial report to all its shareholders.

        Shareholder inquiries may be made by writing to your Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U. S., call 516-794-5452.

                                    Page 16

                                    APPENDIX
INVESTMENT TECHNIQUES

BORROWING MONEY _ The MONEY FUND may borrow money, including in connection with the entry into reverse repurchase agreements described below, provided that it maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. The GOVERNMENT MONEY FUND may borrow money, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. As to each Fund, while borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


REVERSE REPURCHASE AGREEMENTS (MONEY FUND ONLY) _ The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These transactions will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Board has considered the risks to the Fund and its shareholders which may result from the entry into reverse repurchase agreements and has determined that the entry into such agreements is consistent with the Fund's investment objective and management policies.


FORWARD COMMITMENTS (MONEY FUND ONLY) _ The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the forward commitments will be established and maintained at the Fund's custodian bank.


LENDING PORTFOLIO SECURITIES (MONEY FUND ONLY) _ The Fund may lend securities from its portfolio to brokers, dealers and other institutional investors needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

PORTFOLIO SECURITIES

U.S. GOVERNMENT SECURITIES _ Each Fund may invest in U.S. Treasury securities and other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities differ in their interest rates, maturities, and time of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury;
                                    Page 17

others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.


REPURCHASE AGREEMENTS _ Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including the possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


BANK OBLIGATIONS (MONEY FUND ONLY) _ The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks and domestic and foreign branches of foreign banks. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Funds _ Investment Considerations and Risks _ Foreign Securities."

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

COMMERCIAL PAPER (MONEY FUND ONLY) _ The Fund may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.


FLOATING AND VARIABLE RATE OBLIGATIONS (MONEY FUND ONLY) _ The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by let-
                                    Page 18

ters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.


PARTICIPATION INTERESTS (MONEY FUND ONLY) _ The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, The Dreyfus Corporation must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


ASSET-BACKED SECURITIES (MONEY FUND ONLY) _ The Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.


ILLIQUID SECURITIES (MONEY FUND ONLY) _ The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. By investing in these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 19

Combined
Prospectus for
BASIC Money Market Fund, Inc.
BASIC U.S. Government
Money Market
Fund

Registration Mark

Copy Rights1997 Dreyfus Service Corporation
                                      123/124p070197
                                    Page 20





              DREYFUS BASIC MONEY MARKET FUND, INC.
         DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
                         COMBINED PART B
              (STATEMENT OF ADDITIONAL INFORMATION)

                           JULY 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of Dreyfus BASIC Money Market Fund, Inc. (the "Money Fund") and Dreyfus BASIC U.S. Government Money Market Fund (the "Government Money Fund")(collectively, the "Funds"), dated July 1, 1997, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

     Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of the other Fund. This combined Statement of Additional Information has been prepared for an investor's convenience to provide each investor the opportunity to consider two investment choices in one document.

                          TABLE OF CONTENTS
                                                               Page

Investment Objective and Management Policies.................. B-2
Management of the Funds....................................... B-7
Management Agreements......................................... B-12
Purchase of Shares............................................ B-14
Shareholder Services Plan..................................... B-16
Redemption of Shares.......................................... B-16
Shareholder Services.......................................... B-18
Determination of Net Asset Value.............................. B-20
Portfolio Transactions........................................ B-21
Dividends, Distributions and Taxes............................ B-22
Yield Information............................................. B-22
Information About the Funds................................... B-23
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors............................ B-23
Appendix...................................................... B-24
Financial Statements
  Money Fund.................................................. B-26
  Government Money Fund....................................... B-34
Reports of Independent Auditors............................... B-42, B-43


         INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities

     Repurchase Agreements. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest or government securities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

The following applies only to the Money Fund.

     Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of specific obligations and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the
Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investment in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

Management Policies

     The following applies only to the Money Fund.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. The Fund will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange
Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings by the Fund, and, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned by the
Fund: (1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

Investment Restrictions

     Money Fund. The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Borrow money, except to the extent the Fund maintains continuous asset coverage (that is, total borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

     2. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the
Fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts and indices.

     3. Act as underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     4. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitation.

     6. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 1, 2 and 10 may be deemed to give rise to a senior security.

     8. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to above and in the Prospectus).


     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


    10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11.   Sell securities short or purchase securities on margin.

     12.   Write or purchase put or call options or combinations thereof.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of its net assets would be so invested.

     14.   Invest in companies for the purpose of exercising control.

                             * * *

     Government Money Fund. The Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 7 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     2. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the Fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices.

     3.   Act as underwriter of securities of other issuers.

     4. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements.

     5. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 2 and 9 may be deemed to give rise to a senior security.

     7. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     8. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     9. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

    10.  Sell securities short or purchase securities on margin.

    11.  Write or purchase put or call options or combinations thereof.

    12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

                             * * *

     With respect to each Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     Each Fund may make commitments more restrictive than the respective restrictions listed above so as to permit the sale of such Fund's shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, such Fund reserves the right to revoke the commitment by terminating the sale of its shares in the state involved.


                    MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of each Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc, a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 31, 1994, Mr. Burke was a Consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 61 years old and his address is Box 654, Eastham, Massachusetts 02642.


DIANE DUNST, Board Member.  Since January 1992, President of Diane Dunst
     Promotion, Inc., a full service promotion agency. From January 1989 to January 1992, Director of Promotion Services, Lear's Magazine. From 1985 to January 1989, she was Sales Promotion Manager of ELLE Magazine. She is 57 years old and her address is 1172 Park Avenue, New York, New York 10128.


ROSALIND GERSTEN JACOBS, Board Member. Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company.
     From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. She is 72 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.


JAY I. MELTZER, Board Member. Physician engaged in private practice specializing in internal medicine. He is also a member of the Advisory Board of the Section of Society and Medicine, College of Physicians and Surgeons, Columbia University and a Clinical Professor of Medicine, Department of Medicine, Columbia University College of Physicians and Surgeons. He is 68 years old and his address is 903 Park Avenue, New York, New York 10021.


DANIEL ROSE, Board Member.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic States. He also is Chairman of the Housing Committee of The Real Estate Board of New York, Inc., and a trustee of Corporate Property Investors, a real estate investment company. He is 67 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.


WARREN B. RUDMAN, Board Member.  Since January 1993, Partner in the law firm
     Paul, Weiss, Rifkind, Wharton & Garrison and since May 1995, a director of Collins & Aikman Corporation. Also, since January 1993, Mr. Rudman has served as a director of Chubb Corporation and of the Raytheon Company, and as Vice Chairman of the President's Foreign Intelligence Advisory Board. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. From January 1993 to December 1994, Mr. Rudman served as Chairman of the Federal Reserve Bank of Boston. Since 1988, Mr. Rudman has served as a trustee of Boston College and since 1986 as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. He is 67 years old and his address is c/o Paul, Weiss, Rifkind, Wharton & Garrison, 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.


SANDER VANOCUR, Board Member.  From May 1995 to June 1996, Mr. Vanocur was a
     Professional in Residence at the Freedom Forum in Arlington, VA and from January 1994 to May 1995, he served as a Visiting Professional Scholar at the Freedom Forum First Amendment Center at Vanderbilt University. Since January 1992, Mr. Vanocur has been President of Old Owl Communications, a full-service communications firm. From November 1989 to November 1995, he was a Director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 69 years old and his address is 2928 P Street, N.W., Washington, D.C. 20007.

     For so long as each Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of each Fund who are not "interested persons" of such Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of such Fund.

     Ordinarily, meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Board members of each Fund are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of such Fund's outstanding shares.

     Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of fees and expenses paid to Board members by each Fund for the fiscal year ended February 28, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:


                                                        Total
                                                     Compensation from
                               Aggregate             Fund and Fund
     Name of Board          Compensation from        Complex Paid
      Member                      Fund*              to Board Member

Joseph S. DiMartino                                     $517,075 (94)

 Money Fund                    $3,438
 Government Money Fund         $3,438


David W. Burke                                          $232,899 (52)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Diane Dunst                                             $ 38,428 (10)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Rosalind Gersten Jacobs                                 $ 93,900 (20)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Jay I. Meltzer                                          $ 38,428 (10)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Daniel Rose                                             $ 84,593 (22)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Warren B. Rudman                                        $ 71,588 (18)

 Money Fund                    $2,750
 Government Money Fund         $2,750


Sander Vanocur                                          $ 77,093 (22)

 Money Fund                    $2,750
 Government Money Fund         $2,750


_______________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $633 and $754 for all Board members of the Money Fund and Government Money Fund, respectively, as a group.

Officers of each Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc.
     He is 33 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 27 years old.






MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.




DOUGLAS C. CONROY, Vice President and Assistant Treasurer.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds at The Boston Company, Inc.
     He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as director of GE Investment Services. He is 35 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on June 2, 1997.


                     MANAGEMENT AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Funds."

     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") with each Fund, each of which is dated August 24, 1994. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's Agreement was approved by such Fund's shareholders on August 3, 1994, and was last approved by the Fund's Board, including a majority of such Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, at a meeting held on February 5, 1997. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by such Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of such Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. The portfolio managers of each Fund are Patricia A. Larkin, Bernard Kiernan and Thomas Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the respective Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of each Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of a Fund are borne by such Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager's services, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of such Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended February 28(9), 1995, 1996 and 1997 the management fees payable by the Money Fund and the Government Money Fund and the amounts waived by The Manager were as follows:


                                 Management                              Reduction
Name of Fund                     Fee Payable                             in Fee                             Net Fee Paid

                     1995          1996           1997          1995       1996        1997        1995      1996        1997
Dreyfus BASIC Money  $8,169,685    $9,747,085     $9,681,910    $7,482,518 $5,960,272  $4,495,473  $687,167  $3,786,813 $5,186,437
Market Fund, Inc.


Dreyfus BASIC U.S.   $2,035,026    $6,266,897     $7,033,547    $1,789,390 $4,484,591  $2,809,559  $245,636  $1,782,306 $4,223,988
Government Money
Market Fund

     The Manager has agreed that if in any fiscal year a Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, such Fund may deduct from the payment to be made to the Manager under its Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Funds' respective net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Using Federal Funds. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the investor's Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase a Fund's shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of a Fund's shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Transactions Through Securities Dealers. Each Fund's shares may be purchased and redeemed through securities dealers which may charge a transaction fee for such services. Some dealers will place the respective Fund's shares in an account with their firm. Dealers also may require that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     No sales charge is imposed by either the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the respective Fund. Each Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of either Fund directly from such Fund without imposition of any maintenance or service charges, other than those already described herein.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services Plan."

     Each Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved by each Fund's Board on May 20, 1997. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended February 28, 1997, $2,686,551 was charged to the Money Fund and $1,420,118 was charged to the Government Money Fund under the Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the investor's Fund provide Redemption Checks ("Checks"), drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $1,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check and the $2.00 charge. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. An investor will be charged a $5.00 fee for each wire redemption from either Fund, which will be deducted from the investor's account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more. Ordinarily, each Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                             Transfer Agent's
     Transmittal Code                        Answer Back Sign

         144295                              144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from the investor's account and paid to the Transfer Agent. The fee will be waived if the closing balance in the shareholder's account on the business day immediately preceding the effective date of the transaction is $50,000 or more. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each investor, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, each Fund's Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of such Fund to the detriment of its existing shareholders. In such event, the securities would be valued in the same manner as such Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption with respect to a Fund may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the market such Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of such Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect such Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     The Fund Exchanges service is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling toll free 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the respective Fund would receive if it sold the instrument.

     Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to its Fund's investors, procedures reasonably designed to stabilize such Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the relevant Fund's portfolio holdings at such intervals as deemed appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the relevant Board.

     The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by its Board. If such deviation exceeds 1/2 of 1%, the Board will consider what actions, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Ordinarily, no brokerage commissions are paid by a Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for securities may include the spread between the bid and asked price. Neither Fund has paid brokerage commissions to date.

     Transactions are allocated to various dealers by the respective Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising such Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.

     Any fee imposed by the Fund and paid by an investor in connection with an exchange or redemption of Fund shares may result in a capital loss to such investor. In general, such loss will be treated as a short-term capital loss if the shares were held for one year or less, or a long-term capital loss if the shares were held for more than one year.


                       YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Yield Information."

     For the seven-day period ended February 28, 1997, the yield of the Money Fund was 5.10% and its effective yield was 5.23%. For the same seven-day period, the yield of the Government Money Fund was 5.08% and its effective yield was 5.21%. Each Fund's yield and effective yield reflect the waiver of a portion of the management fee by the Manager without which the yield and effective yield for the seven-day period ended February 28, 1997 would have been, for the Money Fund, 4.87% and 4.99%, respectively, and, for the Government Money Fund, 4.88% and 5.00%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Yields fluctuate and are not necessarily representative of future results. Investors should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Fund's respective price per share is determined.

     From time to time, advertising material for the Funds may include biographical information relating to their portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                  INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual and semi-annual financial statements to shareholders.


   TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                    AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, serves as the transfer and dividend disbursing agent for each Fund. Under a separate transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended February 28, 1997, the Money Fund and Government Money Fund paid the Transfer Agent $239,959 and $123,395, respectively. The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Funds' Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.
                            APPENDIX


     This Appendix is applicable only to eligible investments of the Money
Fund.


     Description of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch").


Commercial Paper and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

Bond and Long-Term Ratings

     Bonds rated AAA by S&P are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest.


     Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

     Bonds rated AAA by Duff are considered by Duff to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.



DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                  FEBRUARY 28, 1997
                                                                                                    Principal
Negotiable Bank Certificates of Deposit_34.9%                                                        Amount          Value
                                                                                                  ____________     __________
Banc One Wisconsin
  5.33%, 3/25/97............................................................                   $     35,000,000  $ 34,999,982
Bankers Trust Co.
  5.43%, 2/19/98............................................................                         50,000,000    49,962,380
Bank of Tokyo-Mitsubishi (Yankee)
  5.60%-6.00%, 4/15/97-10/3/97..............................................                         32,000,000    32,000,146
Barclays Bank PLC (Yankee)
  5.42%, 2/20/98............................................................                         50,000,000    49,976,421
Bayerische Hypothenken-und Wechsel-Bank AG (London)
  5.78%, 1/9/98.............................................................                         25,000,000    25,005,415
Chase Manhattan Bank (USA)
  5.50%, 7/9/97.............................................................                         25,000,000    25,000,000
Dai-Ichi Kangyo Bank Ltd. (Yankee)
  5.65%-5.70%, 3/31/97-7/23/97..............................................                         35,000,000    35,000,781
Fuji Bank Ltd. (Yankee)
  5.45%-5.64%, 3/17/97-4/23/97..............................................                         85,000,000    85,000,954
Industrial Bank of Japan Ltd. (Yankee)
  5.55%, 4/7/97.............................................................                         10,000,000    9,999,983
Morgan Guaranty Trust Co.
  5.51%, 9/18/97............................................................                         25,000,000    25,045,991
Sanwa Bank Ltd. (London)
  5.44%, 4/7/97.............................................................                         30,000,000    30,003,289
Sanwa Bank Ltd. (Yankee)
  5.49%-5.70%, 3/31/97-5/19/97..............................................                         15,000,000    15,000,474
Societe Generale (Yankee)
  5.57%-6.03%, 7/21/97-10/7/97..............................................                         90,000,000    90,010,820
Sumitomo Bank Ltd. (Yankee)
  5.56%-5.82%, 4/14/97-10/31/97.............................................                         55,000,000    55,000,000
SwedBank (Yankee)
  5.61%-5.65%, 10/9/97-11/14/97.............................................                         65,000,000    65,000,000
                                                                                                                ______________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $627,006,636).......................................................                                    $ 627,006,636
                                                                                                              ===============
Bankers' Acceptances_3.5%
Bank of Tokyo-Mitsubishi (Yankee)
  5.70%, 3/10/97............................................................                      $   7,250,000   $ 7,239,941
Industrial Bank of Japan Ltd. (Yankee)
  5.71%, 3/19/97............................................................                         55,000,000    54,847,100
                                                                                                                ______________
TOTAL BANKERS' ACCEPTANCES
  (cost $62,087,041)........................................................                                    $  62,087,041
                                                                                                              ===============

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      FEBRUARY 28, 1997
                                                                                                    Principal
Commercial Paper_13.9%                                                                                Amount          Value
                                                                                                  ____________     ____________
Bankers Trust New York Corp.
  5.44%-5.67%, 8/12/97-10/27/97.............................................                   $     35,000,000    $ 33,851,889
Lehman Brothers Holdings Inc.
  5.51%-5.78%, 4/28/97-10/3/97..............................................                         70,000,000     68,397,067
Merrill Lynch & Co. Inc.
  5.50%, 8/4/97-10/14/97....................................................                         60,000,000     58,353,097
Morgan Stanley Group Inc.
  5.41%, 4/25/97............................................................                         30,000,000     29,755,250
Salomon Inc.
  5.78%, 8/4/97.............................................................                         14,000,000     13,659,053
Sanwa Business Credit Corp.
  5.44%, 5/19/97............................................................                         20,000,000     19,764,756
Spintab AB
  5.40%, 5/7/97.............................................................                         25,000,000     24,752,007
                                                                                                                 ______________
TOTAL COMMERCIAL PAPER
  (cost $248,533,119).......................................................                                      $ 248,533,119
                                                                                                                ===============
Corporate Notes_13.2%
Abbey National PLC
  5.22%, 3/17/97............................................................                   $     50,000,000    $ 49,997,679
Abbey National Treasury Services PLC
  5.60%, 11/21/97...........................................................                         35,000,000      34,974,346
Bear Stearns Companies Inc.
  5.51%-5.52%, 6/27/97-7/8/97(a)............................................                         75,000,000      75,000,000
General Motors Acceptance Corp.
  5.28%-5.64%, 3/13/97-4/15/97..............................................                         46,210,000      46,302,578
Lehman Brothers Holdings Inc.
  5.81%, 6/15/97............................................................                         10,000,000      10,045,020
Merrill Lynch & Co. Inc.
  5.47%, 5/13/97............................................................                         20,000,000      19,999,227
                                                                                                                 ______________
TOTAL CORPORATE NOTES
  (cost $236,318,850).......................................................                                    $   236,318,850
                                                                                                                ===============
Promissory Notes_4.6%
Goldman Sachs Group L.P.
  5.43%-5.85%, 3/17/97-10/10/97(b,c)
  (cost $83,000,000)........................................................                      $  83,000,000    $ 83,000,000
                                                                                                                  =============
Short-Term Bank Notes_7.1%
Bank of America Illinois
  5.54%-5.58%, 9/30/97-11/19/97.............................................                   $     36,900,000    $ 36,936,898

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     FEBRUARY 28, 1997
                                                                                                    Principal
Short-Term Bank Notes (continued)                                                                     Amount          Value
                                                                                                   ___________      ___________
First National Bank of Boston
  5.44%-5.50%, 3/17/97-4/11/97..............................................                   $     90,000,000   $  90,000,000
                                                                                                                 ______________
TOTAL SHORT-TERM BANK NOTES
  (cost $126,936,898).......................................................                                      $ 126,936,898
                                                                                                                  =============
U.S. Government Agencies_11.1%
Federal National Mortgage Association ,
  Floating Rate Notes(a)
  5.36%-5.46%, 6/20/97-1/21/98
  (cost $199,929,475).......................................................                    $   200,000,000   $ 199,929,475
                                                                                                                 ==============
Time Deposits_10.6%
Berliner Handels-und Frankforter Bank AG
  5.42%, 3/3/97.............................................................                   $     69,887,000   $  69,887,000
First Union National Bank (Nassau)
  5.38%, 3/3/97.............................................................                         60,000,000      60,000,000
Westdeutsche Landesbank Girozentrale (Cayman)
  5.38%, 3/3/97.............................................................                         60,000,000      60,000,000
                                                                                                                 ______________
TOTAL TIME DEPOSITS
  (cost $189,887,000).......................................................                                    $   189,887,000
                                                                                                                ===============
TOTAL INVESTMENTS
  (cost $1,773,699,019)...........................................            98.9%                              $1,773,699,019
                                                                            ========                           ================
CASH AND RECEIVABLES (NET)........................................             1.1%                               $  20,293,026
                                                                            ========                           ================
NET ASSETS........................................................           100.0%                              $1,793,992,045
                                                                            ========                           ================


Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b) Securities restricted as to public resale. These securities were acquired from 11/18/96-2/14/97 at a cost of par value. At February 28, 1997, the aggregate value of these securities is $83 million representing approximately 4.6% of net assets and are valued at amortized cost.
    (c) These notes were acquired for investment, not with the intent to distribute or sell.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                  FEBRUARY 28, 1997
                                                                                                Cost                  Value
                                                                                           _______________      _______________
ASSETS:                          Investments in securities_See Statement of Investments    $1,773,699,019        $1,773,699,019
                                 Cash.......................................                                          3,788,903
                                 Interest receivable........................                                         16,930,087
                                 Prepaid expenses...........................                                             76,703
                                                                                                                _______________
                                                                                                                  1,794,494,712
                                                                                                                _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          365,429
                                 Accrued expenses and other liabilities.....                                            137,238
                                                                                                                _______________
                                                                                                                        502,667
                                                                                                                _______________
NET ASSETS..................................................................                                     $1,793,992,045
                                                                                                              =================
REPRESENTED BY:                  Paid-in capital............................                                     $1,794,483,164
                                 Accumulated net realized gain (loss) on investments                                   (491,119)
                                                                                                                _______________
NET ASSETS .................................................................                                    $1,793,992,045
                                                                                                              =================
SHARES OUTSTANDING
(3 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                      1,794,483,164
NET ASSET VALUE, offering and redemption price per share ...................                                              $1.00
                                                                                                                        =======
STATEMENT OF OPERATIONS                          YEAR ENDED FEBRUARY 28, 1997
INVESTMENT INCOME

INCOME                           Interest Income............................                                      $ 107,002,405

EXPENSES:                        Management fee_Note 2(a)...................                 $  9,681,910
                                 Shareholder servicing costs_Note 2(b)......                    3,138,758
                                 Custodian fees.............................                      137,496
                                 Professional fees..........................                       73,355
                                 Registration fees..........................                       43,913
                                 Prospectus and shareholders' reports.......                       41,877
                                 Directors' fees and expenses_Note 2(c).....                       25,556
                                 Miscellaneous..............................                       46,125
                                                                                              ____________
                                       Total Expenses.......................                   13,188,990
                                 Less_reduction in management fee due to
                                     undertaking_Note 2(a)..................                   (4,495,473)
                                                                                              ____________
                                       Net Expenses.........................                                         8,693,517
                                                                                                                  _____________
INVESTMENT INCOME_NET.......................................................                                         98,308,888
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           (143,799)
                                                                                                                  _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 98,165,089
                                                                                                                 ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended               Year Ended
                                                                                   February 28, 1997         February 29, 1996
                                                                                   ___________________      ___________________
OPERATIONS:
  Investment income_net...............................................            $      98,308,888         $    113,449,165
  Net realized gain (loss) on investments.............................                    (143,799)                 (131,085)
                                                                                    _______________          _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                   98,165,089              113,318,080
                                                                                    _______________          _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net...............................................                 (98,308,888)             (113,449,165)
                                                                                    _______________          _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.......................................                1,753,786,198            2,618,953,833
  Dividends reinvested................................................                   92,292,687              106,821,314
  Cost of shares redeemed.............................................              (2,150,235,405)          (2,250,593,463)
                                                                                    _______________          _______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                (304,156,520)              475,181,684
                                                                                    _______________          _______________
      Total Increase (Decrease) in Net Assets.........................                (304,300,319)              475,050,599
NET ASSETS:
  Beginning of Period.................................................                2,098,292,364            1,623,241,765
                                                                                    _______________          _______________
  End of Period.......................................................              $ 1,793,992,045          $ 2,098,292,364
                                                                                   ================         =================


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Funds Prospectus dated July 1, 1997.


DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $482,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. The carryover does not include net realized securities losses from November 1, 1996 through February 28, 1997, which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004 and $209,000 expires in fiscal 2005.
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses exceed an annual rate of
 .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,495,473 during the period ended February 28, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $2,686,551 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $239,959 during the period ended February 28, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.






DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                      FEBRUARY 28, 1997
                                                                           Annualized
                                                                           Yield on
                                                                           Date of            Principal
U.S. Treasury Bills_7.4%                                                   Purchase             Amount               Value
                                                                           _________         ___________         ____________
    5/29/97....................................................              5.81%          $  50,000,000         $ 49,320,139
    9/18/97....................................................              5.77              40,000,000          38,781,577
    2/5/98.....................................................              5.45              20,000,000          19,021,519
                                                                                                                  ____________
TOTAL U.S. TREASURY BILLS (cost $107,123,235)..................                                                 $ 107,123,235
                                                                                                               ===============
U.S. Government Agencies_90.6%
Federal Farm Credit Banks, Consolidated Systemwide Discount Notes
    1/21/98....................................................              5.64%          $  30,000,000       $  28,549,300
Federal Farm Credit Banks, Consolidated Systemwide Medium Term Notes
    5/23/97....................................................              5.40 (a)          24,000,000          24,017,939
    6/13/97....................................................              5.39 (a)          19,500,000          19,496,384
    7/25/97....................................................              5.33 (a)          50,000,000          49,992,356
    8/14/97....................................................              5.35 (a)          75,000,000          74,994,678
    9/15/97....................................................              5.38 (a)          20,000,000          19,994,924
    1/30/98....................................................              5.34 (a)          50,000,000          49,974,064
    6/8/98.....................................................              5.50 (a)          50,000,000          50,000,000
Federal Home Loan Banks, Discount Notes
    3/14/97....................................................              5.65              13,900,000          13,873,096
Federal Home Loan Banks, Notes
    3/6/97.....................................................              5.22              25,000,000          24,999,919
    11/6/97....................................................              5.77              18,000,000          18,000,000
    11/18/97...................................................              5.70              24,220,000          24,220,000
    12/9/97....................................................              5.57              50,000,000          49,990,308
    1/22/98....................................................              5.86              50,000,000          49,961,790
    2/12/98....................................................              5.80              25,000,000          25,000,000
Federal Home Loan Mortgage Corp., Discount Notes
    3/3/97.....................................................              5.30              22,810,000          22,803,398
    4/1/97.....................................................              5.42               4,109,000           4,090,318
Federal Home Loan Mortgage Corp., Floating Rate Notes
    6/30/98....................................................              5.78 (a)          10,000,000           9,978,243
Federal Home Loan Mortgage Corp., Notes
    6/6/97.....................................................              5.89              50,000,000          49,964,013
Federal National Mortgage Association, Discount Notes
    3/6/97.....................................................              5.60              10,000,000           9,992,431
    3/17/97....................................................              5.49              10,000,000           9,976,222
    6/9/97.....................................................              5.89              50,000,000          49,226,389
    6/13/97....................................................              5.90              23,945,000          23,559,698
    7/22/97....................................................              5.95              15,000,000          14,665,142
    9/8/97.....................................................              5.40               4,265,000           4,148,012
    10/24/97...................................................              5.41              25,000,000          24,152,396
    11/6/97....................................................              5.52              25,000,000          24,092,014
    11/24/97...................................................              5.39              15,000,000          14,428,267
    1/16/98....................................................              5.51              15,000,000          14,299,150

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         FEBRUARY 28, 1997

                                                                            Annualized
                                                                             Yield on
                                                                             Date of          Principal
U.S. Government Agencies (continued)                                         Purchase           Amount               Value
                                                                           ____________      _____________      ____________
________
Federal National Mortgage Association, Floating Rate Notes
    3/27/97....................................................              5.30% (a)     $    5,000,000        $  5,000,000
    4/11/97....................................................              5.30 (a)          20,000,000          19,998,923
    6/20/97....................................................              5.43 (a)          70,000,000          70,002,478
    7/24/97....................................................              5.36 (a)          25,000,000          25,000,000
    6/19/98....................................................              5.45 (a)         100,000,000          99,976,164
    6/29/98....................................................              5.47 (a)         100,000,000          99,975,950
Student Loan Marketing Association, Discount Notes
    3/3/97.....................................................              5.30             185,000,000         184,945,530
Student Loan Marketing Association, Floating Rate Notes
    1/27/98....................................................              5.82 (a)          20,000,000          19,936,091
                                                                                                             _________________
TOTAL U.S. GOVERNMENT AGENCIES (cost $1,323,275,587)...........                                                $1,323,275,587
                                                                                                             =================
Repurchase Agreements_.9%
SBC Capital Corp.
    dated 2/28/97, due 3/3/97 in the amount of
    $13,708,995 (fully collateralized by
    $14,351,000 U.S. Treasury Bills due
    8/28/97, value $13,977,966)
    (cost $13,703,000).........................................              5.25 %         $  13,703,000        $ 13,703,000
                                                                                                             =================
TOTAL INVESTMENTS (cost $1,444,101,822)..............                  98.9%                                   $1,444,101,822
                                                                    ========                                 =================
CASH AND RECEIVABLES (NET)...........................                   1.1%                                     $ 15,847,575
                                                                    ========                                 =================
NET ASSETS...........................................                  100.0%                                  $1,459,949,397
                                                                    ========                                 =================
Notes to Statement of Investments:
    (a) Variable interest-rate subject to periodic change.






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          FEBRUARY 28, 1997
                                                                                             Cost                    Value
                                                                                          _______________      _______________
ASSETS:                          Investments in securities_See Statement of
                                 Investments_Note 1(b)                                    $1,444,101,822       $1,444,101,822
                                 Cash.......................................                                        7,638,440
                                 Interest receivable........................                                        8,745,319
                                 Prepaid expenses and other assets..........                                           73,865
                                                                                                               _______________
                                                                                                                 1,460,559,446
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        439,438
                                 Accrued expenses and other liabilities.....                                          170,611
                                                                                                               _______________
                                                                                                                      610,049
                                                                                                               _______________
NET ASSETS..................................................................                                   $1,459,949,397
                                                                                                             =================
REPRESENTED BY:                  Paid-in capital............................                                   $1,460,476,773
                                 Accumulated net realized gain (loss) on investments                                  (527,376)
                                                                                                               _______________
NET ASSETS..................................................................                                   $1,459,949,397
                                                                                                             =================
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                    1,460,476,773
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                      ========













SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                           YEAR ENDED FEBRUARY 28, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $77,943,222
EXPENSES:                    Management fee_Note 2(a).......................                   $  7,033,547
                             Shareholder servicing costs_Note 2(b)..........                      1,719,785
                             Registration fees..............................                        120,831
                             Custodian fees.................................                        110,425
                             Professional fees..............................                         59,658
                             Prospectus and shareholders' reports...........                         28,491
                             Trustees' fees and expenses_Note 2(c)..........                         25,629
                             Miscellaneous..................................                         34,664
                                                                                               _____________
                                        Total Expenses                                            9,133,030
                             Less_reduction in management fee due to
                             undertaking_Note 2(a)                                               (2,809,559)
                                                                                               _____________
                                        Net Expenses                                                                   6,323,471
                                                                                                                   _____________
INVESTMENT INCOME_NET.......................................................                                          71,619,751
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                            (527,166)
                                                                                                                   _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $71,092,585
                                                                                                                  ==============





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                       Year Ended                 Year Ended
                                                                                   February 28, 1997         February 29, 1996
                                                                                   __________________       ____________________
OPERATIONS:
    Investment income_net.............................................           $      71,619,751            $   72,622,855
    Net realized gain (loss) on investments...........................                    (527,166)                  100,431
                                                                                 __________________       ____________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                  71,092,585                72,723,286
                                                                                 __________________       ____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.............................................                  (71,619,751)             (72,622,855)
                                                                                 __________________       ____________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................               1,673,931,454             1,786,037,880
    Dividends reinvested..............................................                  67,642,692                68,115,281
    Cost of shares redeemed...........................................              (1,647,153,837)           (1,529,919,393)
                                                                                 __________________       ____________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            94,420,309              324,233,768
                                                                                 __________________       ____________________
          Total Increase (Decrease) in Net Assets.....................                  93,893,143               324,334,199
NET ASSETS:
    Beginning of Period...............................................               1,366,056,254             1,041,722,055
                                                                                 __________________       ____________________
    End of Period.....................................................             $ 1,459,949,397           $ 1,366,056,254
                                                                                   ================         =================



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated July 1, 1997.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC U.S. Government Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $523,200 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. The carryover does not include net realized securities losses from November 1, 1996 through February 28, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $200 of the carryover expires in fiscal 2003 and $523,000 expires in fiscal 2005.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    At February 28, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,809,559 during the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1997, the Fund was charged an aggregate of $1,420,118 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $123,395 during the period ended February 28, 1997.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



New York, New York
March 31, 1997



DREYFUS BASIC MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS BASIC MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]


New York, New York
 April 2, 1997


DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus BASIC U.S. Government Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Government Money Market Fund, including the statement of investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Government Money Market Fund at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]





              DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement



                    Condensed Financial Information for the period from April 24, 1992 (commencement of operations) to February 28, 1993 and for the four fiscal years ended February 28, 1994, February 28, 1995, February 29, 1996 and February 28, 1997.



               Included in Part B of the Registration Statement:



                    Statement of Investments--February 28, 1997.

                    Statement of Assets and Liabilities--February 28, 1997.

                    Statement of Operations--year ended February 28, 1997.

                    Statement of Changes in Net Assets--for each of the fiscal years ended February 29, 1996 and February 28, 1997.

                    Notes to Financial Statements.

                    Report of Ernst & Young LLP, Independent Auditors, dated March 31, 1997.








All Schedules and financial information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:


     (1) Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 20, 1994.

     (2) Fund's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 20, 1994.

     (4) Fund's Specimen Share certificate - Incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-1A, filed on May 4, 1992.

     (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 21, 1995.

(6)(a)    Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 21, 1995.

(6)(b)    Forms of Service Agreement are incorporated by reference to Exhibit
          (6)(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 20, 1994.

     (8) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 20, 1994.

     (9)  Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 6 to the Registration on Form N-1A, filed on June 21, 1995.

     (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 4, 1992.

     (11) Consent of Ernst & Young LLP, Independent Auditors.

     (16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on May 20, 1994.

     (17) Financial Data Schedule.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

                 (a)  Powers of Attorney.

                 (b)  Certificate of Secretary.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________


                  (1)                                      (2)

                                                Number of Record
               Title of Class                   Holders as of June 2, 1997
               ______________                   _____________________________

              Shares of Beneficial Interest           12,298
              (Par Value $.001)



Item 27.   Indemnification
_______    _______________

        Reference is made to Article EIGHTH Amended and Restated Declaration of Trust of the Fund, filed as Exhibit 1 to the Fund's Registration Statement filed under the Securities Act of 1933 on May 4, 1992. The application of these provisions is limited by Article VIII of the Fund's By-Laws which were filed as Exhibit 2 to the Fund's Post-Effective Amendment No. 5 filed on May 20, 1994, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission.
Item 27.   Indemnification (continued)
_______    _______________

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) hereto.

Item 28.   Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,             Secretary:
General Counsel                  The Dreyfus Consumer Credit Corporation*;
and Secretary                    Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

WILLIAM V. HEALEY
Assistant Secretary

                            President:
                                The Truepenny Corporation
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.
                            Director:
                                The Dreyfus Trust Company
                            Assistant Secretary:
                                Dreyfus Service Corporation
                                Dreyfus Investment Advisors, Inc.
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.





Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier Global Investing, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus S&P 500 Index Fund
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Keeley++     Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                 SIGNATURES
                               ---------------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 16th day of June, 1997.



               DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

          BY:  /s/Marie E. Connolly*
               ___________________________________________
               MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                           Date
______________________________     _____________________________    _________


/s/Marie E. Connolly*              President and Treasurer         06/16/97
______________________________     (Principal Executive,
Marie E. Connolly                   Financial and Accounting Officer)



/s/David W. Burke*                 Trustee                         06/16/97
______________________________
David W. Burke


/s/Joseph S. DiMartino*            Trustee                         06/16/97
______________________________
Joseph S. DiMartino


/s/Diane Dunst*                    Trustee                         06/16/97
______________________________
Diane Dunst


/s/Rosalind Gersten Jacobs*        Trustee                         06/16/97
______________________________
Rosalind Gersten Jacobs


/s/Jay I. Meltzer*                 Trustee                         06/16/97
______________________________
Jay I. Meltzer


/s/Daniel Rose*                    Trustee                         06/16/97
______________________________
Daniel Rose


/s/Warren B. Rudman*               Trustee                         06/16/97
______________________________
Warren B. Rudman


/s/Sander Vanocur*                 Trustee                         06/16/97
______________________________
Sander Vanocur



*BY: ______________________
     Elizabeth A. Keeley,
     Attorney-in-Fact



    Dreyfus BASIC U.S. Government Money Market Fund, Inc.



                         EXHIBIT INDEX

     Exhibit No.

     (17)                Financial Data Schedule

     24(b)(11)           Consent of Ernst & Young LLP